                                                                   Exhibit 10.12

                              PURCHASE AGREEMENT

          THIS PURCHASE AGREEMENT (this "Agreement") is made and entered into as
                                         ---------
of January 13, 2000, by and among INSMED PHARMACEUTICALS, INC., a Virginia corporation (the "Company"), INSMED, INC., a Virginia corporation ("Parent") and
                  -------                                           ------
each of the several purchasers identified on Exhibit A attached hereto
                                             ---------
(individually an "Investor" and collectively the "Investors").
                  --------                        ---------

                                   RECITALS
                                   --------

          WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company that number of shares set forth shares set forth on Exhibit A attached hereto (collectively, the "Shares") of
                    ---------                                     ------
the Company's common stock, $.01 par value per share (the "Common Stock") and
                                                           ------------
Parent desires to sell to the Investors, and the Investors desire to purchase from Parent, warrants (each warrant, a "Warrant" and collectively the
                                        -------
"Warrants"), in the form of Exhibit B attached hereto, to purchase that number
 --------                   ---------
of shares of Parent Common Stock set forth on Exhibit A attached hereto (the
                                              ---------
"Warrant Shares") on the terms and conditions set forth in this Agreement;
---------------

          WHEREAS, the Company has entered into an Agreement and Plan of Reorganization, dated November 30, 1999 (the "Reorganization Agreement"), among
                                              ------------------------
the Company, Celtrix Pharmaceuticals, Inc., a Delaware corporation ("Celtrix"),
                                                                     -------
Parent and Celtrix Mergersub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary"); and
                       -----------------

          WHEREAS, pursuant to the Reorganization Agreement (i) Celtrix will merge with and into Merger Subsidiary, with Celtrix to be the surviving corporation, (ii) the outstanding capital stock of the Company will be exchanged for shares of capital stock of Parent in accordance with the Plan of Exchange (as defined in the Reorganization Agreement) and (iii) each Celtrix Stock Option, Celtrix Warrant, Insmed Stock Option and Insmed Warrant which are outstanding at the Effective Time, shall be assumed by Parent and replaced with stock options and warrants to purchase capital stock of Parent as adjusted pursuant to the terms of the Reorganization Agreement.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          The following defined terms used herein and not otherwise defined shall have the meaning set forth below:

          "1933 Act" shall have the meaning set forth in Section 4.10 hereof.
           --------                                      ------------

          "Action" shall have the meaning set forth in Section 4.6 hereof.
           ------                                      -----------

          "Affiliate" shall mean any Person who is an "affiliate" (as defined in
           ---------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of, and any Person controlling, controlled by, or under common control with, any Person. For the purposes of this Agreement, "control" includes the ability to have investment discretion through contractual means or by operation of law.

          "Agreement" shall have the meaning set forth in the Preamble hereof.
           ---------

          "Articles" shall have the meaning set forth in Section 4.2((a))(i)
           --------                                      -------------------
hereof.

          "Capital Stock" means, with respect to any Person, any and all shares,
           -------------
interests, participation, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock.

          "Celtrix" shall have the meaning set forth in the Recitals hereof.
           -------

          "Celtrix Common Stock" shall have the meaning set forth in the
           --------------------
Reorganization Agreement.

          "Celtrix Disclosure Letter" shall have the meaning set forth in the
           -------------------------
Reorganization Agreement.

          "Celtrix Series A Preferred Stock" shall have the meaning set forth in
           --------------------------------
the Reorganization Agreement.

          "Celtrix Series B Preferred Stock" shall have the meaning set forth in
           --------------------------------
the Reorganization Agreement.

          "Celtrix Stock Options" shall have the meaning set forth in Section
           ---------------------                                      -------
4.2((c)) hereof.
--------

          "Celtrix Warrant" shall have the meaning set forth in Section 4.2((c))
           ---------------                                      ----------------
hereof.

          "Closing" shall have the meaning set forth in Article III hereof.
           -------                                      -----------

          "Closing Date" shall mean the date on which the Closing occurs.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended, or any
           ----
successor statute thereto.

          "Common Stock" shall have the meaning set forth in the Recitals
           ------------
hereof.

          "Company" shall have the meaning set forth in the Preamble hereof.
           -------

          "Confidential Material" shall have the meaning set forth in Section
           ---------------------                                      -------
11.2((a)) hereof.
---------

          "Contractual Obligations" means as to any Person, any provision of any
           -----------------------
security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

          "Delivering Company" shall have the meaning set forth in Section
           ------------------                                      -------
11.2((a)) hereof.
---------

          "Effective Time" shall have the meaning set forth in the
           --------------
Reorganization Agreement.

          "Exchange" shall have the meaning set forth in the Reorganization
           --------
Agreement.

          "FDA" means the United States Food and Drug Administration.
           ---

          "Financial Statements" shall have the meaning set forth in Section 4.8
           --------------------                                      -----------
hereof.

          "GAAP" shall have the meaning set forth in Section 4.8 hereof.
           ----                                      -----------

          "Governmental Authority" shall mean any federal, state, provincial,
           ----------------------
municipal or other government department, commission, bureau, agency or instrumentality, or any court, in each case whether of the United States, any of its possessions or territories, or of any foreign nation.

          "IND" shall have the meaning set forth in Section 4.15 hereof.
           ---                                      ------------

          "Indemnified Party" shall have the meaning set forth in Section 10.1
           -----------------                                      ------------
hereof.

          "Insmed Companies" shall have the meaning set forth in the
           ----------------
Reorganization Agreement.

          "Insmed Contracts" shall have the meaning set forth in Section 4.13
           ----------------                                      ------------
hereof.

          "Insmed Disclosure Letter" shall have the meaning set forth in the
           ------------------------
Reorganization Agreement.

          "Insmed Stock Options" shall have the meaning set forth in Section
           --------------------                                      -------
4.2((b)) hereof.
--------

          "Insmed Warrant" shall have the meaning set forth in Section 4.2((b))
           --------------                                      ----------------
hereof.

          "Investor" shall have the meaning set forth in the Preamble hereof.
           --------

          "Investor Rights Agreement" shall have the meaning set forth in
           -------------------------
Section 6.7 hereof.
-----------

          "Laws" means all applicable statutes, laws, ordinances, regulations,
           ----
rules, orders, judgments, writs, injunctions or decrees of any state, commonwealth, nation, territory, possession, province, county, parish, township, village or municipality.

          "Liens" shall mean any mortgages, liens, pledges, charges, security
           -----
interests or encumbrances of any kind.

          "Losses" shall have the meaning set forth in Section 10.1 hereof.
           ------                                      ------------

          "Material Adverse Effect" means, with respect to any Person, a
           -----------------------
material adverse effect (or any development which, insofar as reasonably can be foreseen, is reasonably likely to have a material adverse effect) on (i) the business, assets, financial or other condition, or results of operations of such Person or (ii) the ability of such Person to consummate the transactions contemplated by this Agreement or any of the Transaction Documents.

          "Merger Subsidiary" shall have the meaning set forth in the Recitals
           -----------------
hereof.

          "Nasdaq" shall mean The Nasdaq SmallCap Market.
           ------

          "Parent" shall have the meaning set forth in the Preamble hereof.
           ------

          "Parent Common Stock" shall have the meaning set forth in the
           -------------------
Reorganization Agreement.

          "Permits" shall have the meaning set forth in Section 4.7((b)) hereof.
           -------                                      ----------------

          "Person" means any individual, firm, corporation, partnership, limited
           ------
liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Plan of Exchange" shall have the meaning set forth in the
           ----------------
Reorganization Agreement.

          "Preferred Stock" shall have the meaning set forth in Section
           ---------------                                      -------
4.2((a))(i) hereof.
-----------

          "QIB" shall have the meaning set forth in Section 5.4 hereof.
           ---                                      -----------

          "Receiving Company" shall have the meaning set forth in Section
           -----------------                                      -------
11.2((a)) hereof.
---------

          "Registration Rights Agreement" shall have the meaning set forth in
           -----------------------------
Section 6.3 hereof.
-----------

          "Registration Statement" shall have the meaning set forth in the
           ----------------------
Reorganization Agreement.

          "Reorganization Agreement" shall have the meaning set forth in the
           ------------------------
Recitals hereof.

          "Representatives" shall have the meaning set forth in Section
           ---------------                                      -------
11.2((a)) hereof.
---------

          "Shares" shall have the meaning set forth in the Recitals hereof.
           ------

          "Subsidiary" shall have the meaning set forth in the Reorganization
           ----------
Agreement.

          "Taxes" shall have the meaning set forth in the Reorganization
           -----
Agreement.

          "Tax Return" shall have the meaning set forth in the Reorganization
           ----------
Agreement.

          "Transaction Documents" means collectively, this Agreement, the
           ---------------------
Warrants, the Registration Rights Agreement and the Reorganization Agreement.

          "Warrant" shall have the meaning set forth in the Recitals hereof.
           -------

          "Warrant Shares" shall have the meaning set forth in the Recitals
           --------------
hereof.

                                  ARTICLE II
               AGREEMENT TO PURCHASE AND SELL STOCK AND WARRANTS

     Section 2.1.  Agreement to Purchase and Sell.
                   ------------------------------

          Subject to the terms and conditions set forth herein, the Company agrees to sell to each Investor at the Closing, and each Investor agrees to purchase from the Company at the Closing, the number of shares of Common Stock set forth opposite the name of such Investor under the heading "Number of Shares to be Issued" on Exhibit A attached hereto, and Parent agrees to sell to each
                 ---------
Investor at the Closing, and each Investor agrees to purchase from Parent, Warrants for the number of Warrant Shares set forth opposite the name of such Investor under the heading "Number of Warrant Shares to be Issued" on Exhibit A
                                                                      ---------
attached hereto. The purchaser price per Share shall equal $6.00. The aggregate purchase price for the Shares to be purchased by each Investor shall be equal to the amount opposite the name of such Investor under the heading "Purchase Price for Shares" on Exhibit A attached hereto. The purchase price
                               ---------
for each Warrant shall be an amount equal to the number of Warrant Shares covered by such Warrant multiplied by $.102. The aggregate purchase price for the Warrants to be purchased by each Investor shall be equal to the amount opposite the name of such Investor under the heading "Purchase Price for Warrants" on Exhibit A attached hereto.
                                                   ---------
The aggregate purchase price for the Shares and Warrants to be sold to all Investors shall not exceed $40,000,000.

     Section 2.2.  Authorization.
                   -------------

          As of the Closing, (as defined below) the Company and Parent will have authorized the sale and issuance, pursuant to the terms and conditions of this Agreement, of the Shares and the Warrants, respectively, and Parent will have authorized the Exchange, including the exchange of the Shares, and the other transactions contemplated by the Reorganization Agreement.

                                  ARTICLE III
                                    CLOSING

          The purchase and sale of the Shares and the Warrants will take place at the offices of Hunton & Williams, counsel to the Company and Parent, at Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219 on the same day, but prior to, the closing of the transactions contemplated by the Reorganization Agreement, as hereinafter defined, or such time and on such date that the Company, Parent and the Investors may agree in writing (which time and place are referred to in this Agreement as the "Closing").
                                                -------

          At the Closing, (a) the Company will deliver to each Investor a stock certificate or certificates in definitive form, registered in the name of such Investor, representing the number of Shares set forth opposite the name of such Investor under the heading "Number of Shares to be Issued" on Exhibit A
                                                               ---------
attached hereto, and (b) Parent will deliver to each Investor a Warrant registered in the name of such Investor, representing the number of Warrant Shares set forth opposite the name of such Investor under the heading "Number of Warrant Shares to be Issued" on Exhibit A attached hereto. As payment in full
                                ---------
for the Shares and Warrants, respectively, being purchased by it at the Closing, and against delivery of the stock certificate or certificates and Warrant or Warrants, at the Closing, subject to the terms and conditions set forth herein, each Investor shall deliver to the Company by wire transfer of immediately available funds the amount shown opposite such Investor's name under the heading "Purchase Price for Shares" on Exhibit A attached hereto and shall deliver to
                               ---------
Parent by wire transfer of immediately available funds the amount shown opposite such Investor's name under the heading "Purchase Price for Warrants."

                                  ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Parent and the Company each hereby represents and warrants to each Investor as of the date hereof as follows:

     Section 4.1.  Organization, Good Standing and Qualification.
                   ---------------------------------------------

          (a) Each of the Parent and the Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all requisite corporate power and authority to own, operate and hold under lease its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. Each of the Parent and the Company is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction where failure to be so qualified would not have a Material Adverse Effect on the Company or Parent, as the case may be.

          (b) The copies of the articles of incorporation and bylaws of each of the Company and Parent provided to the Investors are complete and true and in full force and effect on the date hereof.

          (c)  Except as set forth on Schedule 4.1((c)) attached hereto, neither
                                      -----------------
the Company nor Parent directly or indirectly owns any interest in any other Person. None of the Persons listed on Schedule 4.1((c)) is engaged in any active
                                      -----------------
trade or business nor owns any material assets.

     Section 4.2.  Capitalization.
                   --------------

          (a) As of November 30, 1999, the capitalization of the Company consists of the following:

               (i) Preferred Stock. A total of 17,000,000 authorized shares of Preferred Stock, $.01 par value per share (the "Preferred Stock"), consisting of 7,000,000 shares designated as Series A Convertible Participating Preferred Stock, 6,144,599 of which are issued and outstanding, and 5,000,000 shares designated as Series B Convertible Preferred Stock, 3,581,761 of which are issued and outstanding. The rights, preferences and privileges of the Preferred Stock are as stated in the Amended and Restated Articles of Incorporation attached hereto as Exhibit C (the "Articles"), and as provided by law .
                   ---------       --------

               (ii) Common Stock.  A total of 20,000,000 authorized shares of
                    ------------
Common Stock, of which 3,648,346 shares of Common Stock are issued and outstanding.

          (b)  Schedule 4.2((b)) sets forth all outstanding options ("Insmed
               -----------------
Options"), warrants ("Insmed Warrants"), subscriptions or other rights to purchase or acquire any Capital Stock of Insmed. Except for the Shares and as set forth in Schedule 4.2((b)), there are no options, warrants or other rights
             -----------------
to purchase shares of Capital Stock or other securities of the Company or Parent, or securities convertible into or exchangeable for shares of Capital Stock or other securities of the Company or Parent, nor, except as required by this Agreement and the Reorganization Agreement, is the Company or Parent obligated in any manner to issue shares of its Capital Stock or other securities, pursuant to any preemptive rights or otherwise. Except as contemplated hereby and for relevant state and federal securities laws, there are no restrictions on any Investor's ability to transfer shares of Capital Stock of the Company or Parent upon consummation of the transactions contemplated by the Reorganization Agreement.

          (c) Celtrix's authorized equity capitalization consists of 60,000,000 shares of common stock, $.01 par value, and 10,000,000 shares of preferred stock, $.01 par value, 10,000 shares of which have been designated Series A Preferred Stock and 9,000 shares of which have been designated Series B Preferred Stock. As of the close of business on October 31, 1999, 26,569,804 shares of Celtrix Common Stock, 8,010 shares of Celtrix Series A Preferred Stock and 0 shares of Celtrix Series B Preferred Stock were issued and outstanding.
Schedule 4.2((c)) sets forth all outstanding options ("Celtrix Options"),
-----------------
warrants ("Celtrix Warrants"), subscriptions or other rights to purchase or acquire any Capital Stock of Celtrix.

          (d) There has been no change in the authorized, issued and outstanding capital stock of the Company, Parent or, to the knowledge of the Company, Celtrix in the interval between (i) November 30, 1999 (with respect to the Company) and October 31, 1999 (with respect to Celtrix) and (ii) the date hereof and the Closing Date, except for shares of common stock of the Company or Celtrix, as the case may be, issued upon exercise of the Celtrix Stock Options, Insmed Stock Options, Celtrix Warrants or Insmed Warrants, shares of Celtrix Series B Preferred Stock that may be issued between the date hereof and the Closing Date, or up to 750,000 shares of Insmed's Capital Stock that may be issued to a licensee of Insmed's products.

          (e) Parent is the owner of all of the issued and outstanding shares of Capital Stock of Merger Subsidiary and the Company is the owner of all of the issued and outstanding shares of Capital Stock of Insmed Diagnostics, Inc.

          (f) As of the date hereof, the Company is the owner of all of the issued and outstanding shares of Capital Stock of Parent.

          (g) Assuming the transactions contemplated by the Reorganization Agreement were consummated on November 30, 1999, but without giving effect to the transactions contemplated hereby, Parent's capitalization on a fully-diluted basis would consist of 77,496,822 shares of issued and outstanding Parent Common Stock, options exercisable into 7,973,609 shares of Parent Common Stock and warrants exercisable into 9,172,891 shares of Parent Common Stock.

     Section 4.3.  Due Authorization.
                   -----------------

          All corporate action on the part of the Company and Parent, and their respective officers, directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company and Parent under the Transaction Documents, and the authorization, issuance, reservation for issuance and delivery of all of the Shares and Warrants being sold under this Agreement or the Warrant Shares to be issued upon exercise of the Warrants has been taken or will be taken prior to the Closing, and this Agreement constitutes, a valid and legally binding obligation of the Company and the Parent, and the Registration Rights Agreement and Warrants, when executed, will constitute a valid and legally binding obligation of the Company and Parent enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Company and the Parent have the requisite corporate power and authority to execute, deliver and perform their respective obligations under this Agreement and each of the other Transaction Documents.

     Section 4.4.  Valid Issuance of Shares and Warrant Shares.
                   -------------------------------------------

          The Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable shares of Common Stock and will be delivered free and clear of all claims, liens, encumbrances and security interests of any nature whatsoever and not subject to any preemptive rights. Upon issuance of the Warrants, the Warrant Shares will have been duly and validly reserved for issuance and, upon exercise of the Warrants (in the case of the Warrant Shares), will be duly and validly issued, fully paid and nonassessable and will be delivered free and clear of all claims, liens, encumbrances and security interests of any nature whatsoever and not subject to any preemptive rights that have not been waived. At the Closing, the Company and Parent will have each reserved out of its authorized Capital Stock the number of shares of Common Stock or Parent Common Stock, as the case may be, solely for the purpose of issue and delivery upon the Exchange, as provided in the Reorganization Agreement, and the exercise of the Warrants. The issued and outstanding shares of Common Stock are all, and the Parent Common Stock when issued will be, duly authorized, validly issued, fully paid and nonassessable by the Company, and were or will be with respect to the Parent Common Stock, issued in compliance with the registration and qualification requirements of all applicable federal securities laws.

     Section 4.5.  Governmental Consents.
                   ---------------------

          No consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations, filings with, or other action by, or notice to, any Governmental Authority (including under the "blue sky laws" of any such state governmental authority) or any other Person, including without limitation, any party to a contract to which the Company or Parent is bound or any other third party, on the part of the Company or Parent, is required in connection with the consummation of the transactions contemplated by this Agreement or any other Transaction Document and no lapse of a waiting period under any Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Shares or the Warrants) by the Company or Parent of this Agreement, each of the other Transaction Documents and the transactions contemplated hereby or thereby.

     Section 4.6.  Litigation.
                   ----------

          There is no action, suit, proceeding, claim, arbitration, complaint or dispute or investigation ("Action") pending (or, to the best of the Company's
                           ------
knowledge, currently threatened) against the Company or Parent, its activities, properties or assets or, to the best of the Company's knowledge, against any officer, director or employee of the Company or Parent in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company or Parent which would have a Material Adverse Effect on the Company or Parent.

     Section 4.7.  Compliance with Law and Charter Documents.
                   -----------------------------------------

          (a) Except for any violations that would not have a Material Adverse Effect on the Company or Parent, the Company and the Parent are each in compliance with all applicable Laws. The Company has not received any notice of any such violation of such Laws, which has not been remedied prior to the date hereof. The execution, delivery and performance by the Company and the Parent of each of the Transaction Documents and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the Company's or Parent's articles or bylaws, or any such default of any agreement or contract of the Company or Parent, or, to the best of the Company's knowledge, any such violation of any Laws, against or binding upon the Company or Parent or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company or Parent. Neither the Company nor Parent has previously entered into any agreement which is currently in effect or by which the Company or Parent is currently bound, granting any rights to any Person which are inconsistent with the rights to be granted by the Company or Parent in this Agreement and each of the other Transaction Documents, other than preemptive rights granted to the holders of the Company's Series A Participating Convertible Preferred Stock.

          (b) (i) Each of the Company, Parent and their respective Subsidiaries has all permits, licenses, variances, exemptions, orders, registrations and approvals and governmental authorizations of any Governmental Authority (collectively, "Permits") that are material to or necessary for the conduct of
                -------
the business of the Company, Parent and their respective Subsidiaries in the manner presently conducted, and as proposed to be conducted, except to the extent that the failure to have such Permits would not have a Material Adverse Effect on the Company or Parent; (ii) such Permits are in full force and effect; and (iii) no violations are or have been recorded in respect of any Permit, other than any such violations as would not have a Material Adverse Effect on the Company or Parent.

     Section 4.8.  Financial Statements.
                   --------------------

          The unaudited balance sheet of the Company as of September 30, 1999, and the related unaudited income statement and cash flow statement for the nine months then ended, and the audited balance sheet of the Company as of December 31, 1998, and the related audited income statement and cash flow statement for the year then ended, each of which is attached to this Agreement as Schedule 4.8
                                                                    ------------
(the "Financial Statements"), present fairly in all material respects the
      --------------------
financial condition of the Company at that date, the results of operations and cash flows of Company at that date and for the periods therein indicated and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis, subject to normal year-end adjustments
  ----
and the absence of footnotes in the case of the unaudited financial statements.

     Section 4.9.  Investment Company.
                   ------------------

          The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 4.10.  Private Offering.
                    ----------------

          No form of general solicitation or general advertising was used by the Company or Parent or either of its representatives in connection with the offer or sale of the Shares or the Warrants. No registration of the Shares or the Warrants, pursuant to the provisions of the Securities Act of 1933, as amended (the "1933 Act") or any state securities or "blue sky" laws, is required on the
      --------
date hereof or on the Closing Date by the offer, sale or issuance of the Shares and the Warrants. The Company and Parent hereby agree that neither it nor anyone acting on its behalf, will offer to sell the Shares or the Warrants or any other security so as to require the registration of the Shares or the Warrants, pursuant to the provisions of the 1933 Act or any state securities or "blue sky" laws, unless such securities are so registered.

     Section 4.11.  Title to Assets.
                    ---------------

          Except as set forth in Schedule 4.11, each of Company and Parent has
                                 -------------
good title to all of its properties and assets used in the business as currently conducted and reflected as owned on the Financial Statements, in each case free and clear of any Lien, except for (a) Liens specifically described on the notes to the Financial Statements and (b) Liens that would not have a Material Adverse Effect on the Company or Parent, as the case may be.

     Section 4.12.  Liabilities.
                    -----------

          As at December 31, 1998, the Company did not have any direct or indirect obligation or liability required by GAAP to be set forth in the Financial Statements or the footnotes thereto that were not fully and adequately reflected or reserved against in the Financial Statements.

     Section 4.13.  Contracts and Other Agreements.
                    ------------------------------

          Schedule 6.26 of the Insmed Disclosure Letter contains a true, correct
          -------------
and complete list of all contracts, agreements, leases, licenses, arrangements, relationships and commitments, whether written or oral (and all amendments, side letters, modifications and supplements thereto) to which the Company is a party or by which any of its properties or assets are bound that are material to the business, properties or assets of the Company and its Subsidiaries, taken as a whole (the "Insmed Contracts"). All Insmed Contracts are valid, subsisting, in full force and effect and binding upon the Company, as the case may be, and, to the knowledge of the Company, the other parties thereto, in accordance with their terms. Except as set forth on Schedule 4.13, the Company has paid in full
                                     -------------
or accrued all material amounts currently due thereunder and has satisfied in full or provided for all of its currently matured liabilities and obligations thereunder, and is not in default under any of them. Except as set forth on
Schedule 4.13, to the knowledge of the Company, no other party to any such
-------------
Insmed Contract
is in breach thereof or in default thereunder nor does any condition exist that with notice or lapse of time or both will constitute a breach thereof or default thereunder by such other party, except for such breaches or defaults that would not have a Material Adverse Effect on the Company or Parent.

     Section 4.14.  No Default or Breach.
                    --------------------

          Except as set forth in Schedule 4.14, neither the Company nor Parent
                                 -------------
has received notice of, and is not in, default under or with respect to any, Contractual Obligation in any respect, which, individually or together with all such defaults, would be likely to have a Material Adverse Effect on the Company or Parent.

     Section 4.15.  FDA Requirements.
                    ----------------

          Except as set forth on Schedule 4.15, the Company and to the knowledge
                                 -------------
of the Company, Celtrix are in compliance in all material respects with all applicable FDA requirements. With respect to any Investigational New Drug Application ("IND") filed by the Company, or to the knowledge of the Company, by
              ---
Celtrix with respect to all drugs currently under development neither the Company nor Celtrix has been advised by the FDA that such IND was or may in the future be (i) terminated, or (ii) subject to indefinite clinical hold, nor is the Company aware of the occurrence of any event that would result in such termination or indefinite clinical hold.

     Section 4.16.  Disclosure; Agreement and Other Documents.
                    -----------------------------------------

          This Agreement, each of the other Transaction Documents and each of the certificates furnished to the Investors by the Company and Parent in connection with the purchase and sale of the Shares and the Warrants at or prior to the Closing, taken as a whole, do not contain any untrue statement of a material fact.

     Section 4.17.  Reorganization Agreement.
                    ------------------------

          (a) The Company has delivered to the Investors a true, complete and correct copy of the Reorganization Agreement, together with all amendments and modifications thereto. Except as set forth on Schedule 4.17, such agreement
                                               -------------
(including the schedules and exhibits thereto) comprises a full and complete copy of all agreements between the parties thereto with respect to the subject matter thereof or among the Company, Parent and Celtrix and any other party with respect to the merger of Celtrix into Parent, the Exchange and all transactions related thereto, and there are no agreements or understandings, written or oral, or side arrangements not contained therein that relate to or modify the substance thereof. The Reorganization Agreement is in full force and effect and has not been amended or modified, except for any amendments between the date hereof and the Closing Date that would not have an adverse effect on the Investors with respect to the purchase of or ownership of the Shares and the Warrants. The Company shall give each Investor three (3) business days' notice prior to effecting any amendments to the Reorganization Agreement and shall consult with the Investors prior to amending the Reorganization Agreement. For purposes of this Agreement, any cross references to the Reorganization Agreement, including any schedules or exhibits thereto, shall refer to the Reorganization Agreement as in effect on the date hereof, but with respect to the Closing Certificate contemplated by Section 6.6((e)) hereof, shall refer to the Reorganization Agreement, together with any amendments effected between the date hereof and Closing as contemplated by this Section
                                                                     -------
4.17((a)).
---------

          (b) The Company and Parent hereby represent and warrant to the Investors that the representations and warranties contained in Section 6.9,
Section 6.18, Section 6.19, Section 6.20, the last sentence of Section 6.26(a),
Section 6.27 and Section 6.28 of the Reorganization Agreement as in effect on the date of this Agreement are hereby confirmed and restated, each such representation and warranty, together with all related definitions (other than those terms otherwise defined herein) and ancillary provisions, being hereby incorporated into this Agreement by reference as though specifically set forth in this section.

          (c) To the best knowledge of the Company, each of the representations and warranties of Celtrix set forth in the Reorganization Agreement is as of the date hereof, and shall as of the Closing Date be, true and correct in all material respects.

Section 4.18.  Tax Matters.
               -----------

          (a)  Except as set forth on Schedule 4.18 hereof:
                                      -------------

               (i) Insmed and each of its Subsidiaries that is incorporated under the laws of the United States or of any of the United States are members of the affiliated group, within the meaning of Section 1504(a) of the Code, of which Insmed is the common parent, such affiliated group does not file a consolidated federal income tax return and neither Insmed nor any of its Subsidiaries has ever filed a consolidated federal income tax return with (or been included in a consolidated return of) a different affiliated group;

               (ii) each of the Insmed Companies has timely filed or caused to be filed all material Tax Returns required to have been filed by or for it, and all information set forth in such Tax Returns is accurate and complete in all material respects;

               (iii) each of the Insmed Companies has paid or made adequate provision on its books and records in accordance with GAAP for all material Taxes covered by such Tax Returns;

               (iv) each of the Insmed Companies has collected or withheld all material Taxes required to be collected or withheld by it, and all such Taxes have been paid to the appropriate Governmental Authority or set aside in appropriate accounts for future payment when due;

               (v) there are no unpaid Taxes due and payable by any of the Insmed Companies or by any other person that are or may become a lien on any asset of, or otherwise may reasonably be expected to have a Material Adverse Effect on, Insmed;

               (vi)   none of the Insmed Companies has granted (or is subject
to) any waiver, which is currently in effect, of the period of limitations for the assessment of any Tax; no unpaid Tax deficiency has been assessed or asserted against or with respect to any of the Insmed Companies by any Governmental Authority; there are no currently pending administrative or judicial proceedings, or any deficiency or refund litigation, with respect to Taxes of any of the Insmed Companies, the adverse outcome of which may reasonably be expected to have a Material Adverse Effect on Insmed; and any such assertion, assessment, proceeding or litigation disclosed in Schedule 4.18 is
                                                             -------------
being contested in good faith through appropriate measures, and its status is described in Schedule 4.18; and
             -------------

               (vii) the most recent audited consolidated balance sheet included in the Financial Statements fully and properly reflects, as of the date thereof, the liabilities of Insmed and its Subsidiaries for all accrued Taxes and deferred liability for Taxes and, for periods ending after such date, the books and records of each such corporation fully and properly reflect its liability for all accrued Taxes.

               (viii) neither Parent nor Company is a "United States real property holding company" as that term is defined in Section 897(c)(2) of the Code and the treasury regulations promulgated thereunder.

     Section 4.19.  No Material Adverse Change, Ordinary Course of Business.
                    -------------------------------------------------------

          Since September 30, 1999, there has not been any material adverse change in the business, properties, or operations of the Company or Parent.

     Section 4.20.  Absence of Undisclosed Liabilities.
                    ----------------------------------

          Neither the Company nor Parent has any liabilities or obligations of any kind, whether absolute, accrued, asserted or unasserted, contingent or otherwise, except liabilities, obligations or contingencies that are accrued or reserved against in the consolidated balance sheet of the Company as of December 31, 1998 or reflected in the notes thereto, or that were incurred after the date of such balance sheet in the ordinary course of business and consistent with past practices, and except for any such liabilities or obligations which, individually or in the aggregate, would not have a Material Adverse Effect on the Company or Parent.

                                   ARTICLE V
                        REPRESENTATIONS, WARRANTIES AND
                      CERTAIN AGREEMENTS OF THE INVESTORS

          Each Investor hereby represents and warrants to the Company and Parent as of the date hereof as follows:

     Section 5.1.  Authorization.
                   -------------

          This Agreement and the Registration Rights Agreement each constitute the Investor's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Investor represents that it has full power and authority to enter into this Agreement and the Registration Rights Agreement.

     Section 5.2.  Purchase for Own Account.
                   ------------------------

          The Shares and Warrants to be purchased by the Investor hereunder will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor also represents that it has not been formed for the specific purpose of acquiring the Shares or the Warrants.

     Section 5.3.  Investment Experience.
                   ---------------------

          The Investor understands that the purchase of the Shares and the Warrants involves substantial risk. The Investor: (i) has experience as an investor in securities of companies in the development stage and acknowledges that the Investor is able to fend for itself, can bear the economic risk of the Investor's investment in the Shares and the Warrants and has such knowledge and experience in financial or business matters that the Investor is capable of evaluating the merits and risks of this investment in the Shares and the Warrants and protecting its own interests in connection with this investment and/or (ii) has had an opportunity to discuss the Company's and Parent's business, management and financial affairs with the Company's and Parent's management.

     Section 5.4.  QIB Status.
                   ----------

          The Investor is an "accredited investor" as defined under Regulation D of the 1933 Act or is a "qualified institutional buyer" ("QIB") within the
                                                          ---
meaning of Rule 144A promulgated under the 1933 Act and such status is indicated on Exhibit A attached hereto, and the Investor has received a copy of all such
   ---------
documents and agreements that it has requested and has read and understands the respective contents thereof. The Investor has had the opportunity to ask questions of the Company and Parent and has received answers to such questions from the Company and Parent. The Investor has carefully reviewed and evaluated these documents and understands the risks and other considerations relating to the investment.

     Section 5.5.  Restricted Securities.
                   ---------------------

          The Investor understands that the Shares and the Warrants are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company or Parent, as the case may be, in a transaction not involving a public offering and that under the 1933 Act and applicable rules and regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Investor represents that the Investor is familiar with Rule 144 and Rule 144A of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. The Investor understands that neither the Company nor Parent is under any obligation to register any of the securities sold hereunder other than as contemplated by the Reorganization Agreement. The Investor understands that no public market now exists for any of the Shares or the Warrants and that it is uncertain whether a public market will ever exist for the Shares or the Warrants unless the transactions contemplated by the Reorganization Agreement are consummated.

     Section 5.6.  Further Limitations on Disposition.
                   ----------------------------------

          Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Shares, the Warrants or the Warrant Shares unless and until:

          (a) there is then in effect a registration statement under the 1933 Act and all applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) (i) the Investor shall have notified the Company or Parent, as the case may be, of the proposed disposition and shall have furnished the Company or Parent, as the case may be, with a statement of the circumstances surrounding the proposed disposition, and (ii) the Investor shall have furnished the Company or Parent, as the case may be, at the expense of the Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company or Parent, as the case may be, that such disposition will not require registration of such securities under the 1933 Act or under any applicable state securities laws.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer in compliance with Rule 144 or Rule 144A of the 1933 Act, (ii) to an affiliate of the Investor, or (iii) as to any exchange of the Shares pursuant to the Reorganization Agreement; provided, however, the provisions of Article V
                                                                   ---------
hereof shall continue to apply to the shares of common stock and warrants of Parent to be exchanged for the Shares and the Warrants to the extent such newly issued securities are not registered by the Parent pursuant to the Registration Statement.

     Section 5.7.  Legends.
                   -------

          It is understood that the certificates evidencing the Shares, the Warrants and the Warrant Shares will bear the legends set forth below:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF
                                         ---
ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE

REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed by the Company or Parent, as the case may be, from any certificate evidencing the Shares, the Warrants and the Warrant Shares upon delivery to the Company or Parent, as the case may be, of an opinion by counsel, reasonably satisfactory to the Company or Parent, as the case may be, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company or Parent, as the case may be, issued the Shares, the Warrants and the Warrant Shares.

                                  ARTICLE VI
              CONDITIONS TO INVESTORS' OBLIGATIONS AT THE CLOSING

          The obligation of each Investor under Article III of this Agreement is
                                                -----------
subject to the fulfillment or waiver, on or before the Closing of each of the following conditions, the waiver of which shall not be effective against such Investor if it does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company, its counsel or to counsel to such Investor:

     Section 6.1.  Representations and Warranties True.
                   -----------------------------------

          Each of the representations and warranties of the Company and Parent contained and incorporated in Article IV shall be true and correct on and as of
                              ----------
the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except to the extent that any representation and warranty expressly speaks as of an earlier date, in which case such representation is true and correct as of such date and except that the representations and warranties set forth in Section 4.2 shall be modified to
                                            -----------
reflect changes in capitalization permitted by Section 8.3).
                                               -----------

     Section 6.2.  Satisfaction of Conditions to Closing of Reorganization.
                   -------------------------------------------------------

          The Company shall have delivered to the Investors a certificate, signed by a duly authorized officer of each of the Company, Parent and Celtrix, certifying that the conditions to closing contained in Article VIII of the Reorganization Agreement have been satisfied (and not waived, except for any waiver which would not have a material effect on the assets, business or operations of the Parent, the Company and Celtrix, taken as a whole), except for the delivery of certain closing certificates or opinions required pursuant thereto, the forms of which have been agreed to by the party receiving such certificates and opinions.

     Section 6.3.  Registration Rights Agreement.
                   -----------------------------

          The Company, Parent and the Investors shall have entered into the Registration Rights Agreement in the form of Exhibit D attached hereto (the
                                             ---------
"Registration Rights Agreement").
 -----------------------------

     Section 6.4.  Performance.
                   -----------

          The Company and Parent shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

     Section 6.5.  Securities Exemptions.
                   ---------------------

          The offer and sale of the Shares and the Warrants to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all applicable state securities laws.

     Section 6.6.  Proceedings and Documents.
                   -------------------------

          All corporate and other proceedings in connection with the transactions contemplated at the Closing, and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor and to each Investor's counsel, and each Investor shall have received all such counterpart originals and certified or other true, complete and correct copies of such documents as they may reasonably request. Such documents shall include (but not be limited to) the following:

          (a) Certified Charter Documents.  A copy of the articles of
              ---------------------------
incorporation and the bylaws of the Company and Parent (as amended through the date of the Closing), certified by the Secretary of the Company and Parent as true, complete and correct copies thereof, as of the Closing.

          (b) Secretary's Incumbency Certificate.  A certificate of the
              ----------------------------------
Secretary or an Assistant Secretary or other officer of each of the Company and Parent in form and substance satisfactory to the Investors dated the Closing Date certifying the names of the officers of each of the Company and Parent authorized to sign this Agreement, the certificates for the Shares and the Warrants and the other documents, instruments or certificates to be delivered pursuant to this Agreement by each of the Company and Parent or any of its officers, together with the true signatures of such officers.

          (c) Corporate Actions.  A copy of the resolutions of the Board of
              -----------------
Directors of each of Parent and the Company evidencing the approval of this Agreement and each of the Transaction Documents, the issuance of the Shares, the Warrants, the Warrant Shares and the other matters contemplated hereby and by the Reorganization Agreement, certified by the Secretary of each of the Company and Parent to be true, complete and correct, which remain unamended and in full force and effect.

          (d) Good Standing Certificate.  Good standing certificate for the
              -------------------------
Company, Parent and Celtrix issued by the Virginia State Corporation Commission or the Secretary of State of the State of Delaware, as the case may be, dated within ten (10) days of the Closing.

          (e) Officers' Certificate.  The Investors shall have received a
              ---------------------
certificate from each of the Company and Parent, in form and substance satisfactory to the Investors, dated the Closing Date, and signed by an officer of each of Parent and the Company, certifying as to the matters contained in Sections 6.1 and 6.4.
------------     ---

     Section 6.7.  Miscellaneous.
                   -------------

          (a) Preemptive Rights. Other than the Amended and Restated Investor
              -----------------
Rights Agreement, dated September 1, 1999, as amended by a First Amendment dated June 16, 1998, and a Second Amendment dated January 15, 1999 (the "Investor
                                                                   --------
Rights Agreement"), neither Parent nor the Company has granted any preemptive,
----------------
first refusal or other rights with respect to the issuance of the Shares, the Warrants or the Warrant Shares. The Investor Rights Agreement shall be amended prior to the Closing to eliminate any preemptive rights granted to the parties to such agreement. In addition, the Company shall amend its License Agreement with the University of Virginia Patent Foundation and its Option Agreement with Dr. Joseph Larner to clarify that the University of Virginia Patent Foundation's right to receive Common Stock to enable it to maintain a 3% interest in the Company and Dr. Larner's right to receive options to enable him to maintain a 3% ownership interest in the Company will each terminate on the day immediately prior to the Effective Time.

          (b) Opinion of Counsel.  The Investors shall have received an opinion
              ------------------
or opinions of counsel to the Company and Parent in form and substance reasonably acceptable to the Company and the Investors. In addition, the Investors shall be named as addressees on the tax opinion to be delivered by Hunton & Williams pursuant to Section 8.3(d) of the Reorganization Agreement.

                                  ARTICLE VII
             CONDITIONS TO THE COMPANY'S AND PARENT'S OBLIGATIONS
                                AT THE CLOSINGS

          The obligations of the Company and Parent to the Investors under this Agreement are subject to the fulfillment or waiver on or before the Closing:

Section 7.1.  Representations and Warranties.
              ------------------------------

          The representations and warranties of each Investor contained in

Article V shall be true and correct in all material respect on the date of the
---------
Closing with the same effect as though such representations and warranties had been made on and as of the Closing (except to the extent that any representation and warranty expressly speaks as of an earlier date, in which case such representation is true and correct as of such date).

     Section 7.2.  Payment of Purchase Price.
                   -------------------------

          The Investors shall have delivered to the Company and Parent their respective portion of the purchase price as set forth on Exhibit A hereto and in
                                                         ---------
accordance with the provisions of Article III.
                                  -----------

     Section 7.3.  Securities Exemptions.
                   ---------------------

          The offer and sale of the Shares and the Warrants to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act and the registration and/or qualification requirements of all other applicable state securities laws.

     Section 7.4.  Proceedings and Documents.
                   -------------------------

          All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel, and the Company shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

                                 ARTICLE VIII
                                   COVENANTS

     Section 8.1.  Conduct of Business.
                   -------------------

          (a) Except as contemplated by this Agreement and the Reorganization Agreement, during the period from the date hereof to the Closing Date, each of the Company and Parent will conduct its operations in the ordinary and usual course of business consistent with past practice. The Company and Parent shall not amend their respective articles of incorporation or bylaws in any manner that would result in a material adverse effect to the Investors, with respect to the ownership of the Shares and the Warrants. The Company and Parent shall give each Investor three (3) business days' notice prior to effecting any amendments to their respective articles of incorporation or bylaws.

     Section 8.2.  Registration of Shares.
                   ----------------------

          Parent:

                   (i) shall cause the Parent Common Stock to be issued upon conversion of the Shares to be included in the Registration Statement and shall comply with its obligations under Section 7.6 and Section 7.8 of the Reorganization Agreement;

                   (ii) shall promptly advise each of the Investors (A) when the Registration Statement becomes effective, (B) when, prior to the Closing Date, any amendment to the Registration Statement shall be filed or become effective, (C) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the

Registration Statement or the institution or threatening of any proceeding for that purpose and (D) of the receipt by Parent of any notification with respect to the suspension of the registration or qualification of Parent Common Stock for sale in any jurisdiction or the institution or threatening of any proceeding for that purpose; and

                   (iii) shall cause the registration or qualification of the Parent Common Stock to be issued upon conversion of the Shares in accordance with the Plan of Exchange under state securities or "Blue Sky" laws of each state of residence of a record holder of the Company's Capital Stock as reflected in its stock transfer ledgers between the date hereof and the Closing Date;

     Section 8.3.  No Issuance.
                   -----------

          Except as permitted by Section 4.2((d)) hereof prior to the Closing,
                                 ----------------
the Company and Parent shall not issue any Capital Stock without the prior consent of the Investors.

     Section 8.4.  Rule 145.
                   --------

          Each Investor agrees to comply, and will cause any Affiliate to comply, with the 1933 Act and the Securities and Exchange Commission's rules and regulations thereunder, and will not offer to sell, sell or otherwise dispose of any shares of Parent Common Stock that such Investor or any Affiliate will receive pursuant to the transactions contemplated by the Reorganization Agreement except, in each case, in compliance with Rule 145 under the 1933 Act, or following receipt of an opinion of counsel satisfactory to Parent that the provisions of such rule need not be observed. Each Investor acknowledges that the certificates for shares of Parent Common Stock such Investor or any Affiliate will receive pursuant to the transactions contemplated by the Reorganization Agreement may bear the following legend:

     "Shares represented by this certificate are subject to restrictions as to transfer by virtue of provisions of the Securities Act of 1933 and the General Rules and Regulations of the Securities and Exchange Commission thereunder. Such shares may not be transferred except upon compliance with 17 CFR 230.145(d) or the favorable opinion of counsel for Insmed, Inc. that such transfer will not constitute or result in a violation of the Securities Act of 1933."

     Section 8.5.  Board Observation Rights.
                   ------------------------

          Between the date of Closing and for so long as the Investors or their Affiliates collectively hold at least 50% of their aggregate initial investment in the Shares, or upon conversion, the Parent Common Stock and the Warrants, the Investors may designate one person who shall be entitled to attend all meetings of the board of directors of the Company and, upon consummation of the transactions contemplated by the Reorganization Agreement, of the Parent. Investors holding not less than fifty-one percent (51%) of the outstanding Shares and Warrants (held by the Investors on the date of determination) shall provide the Company and Parent with written notice of their designee. Such designee shall not be entitled to voting rights as a member of the board of directors. Such designee shall not be entitled to voting rights as a member of the board of directors and may be excluded from meetings, or portions thereof if the Company's Board of Directors makes a good faith determination that such designee's presence would create a conflict of interest or in the opinion of counsel to the Company or Parent may violate an attorney-client privilege. The Company or Parent, as the case may be, shall reimburse the Investors or their designee for all reasonable travel and accommodation expenses incurred by the designee.

                                  ARTICLE IX
                                  TERMINATION

     Section 9.1.  Termination.
                   -----------

          This Agreement may be terminated prior to the Closing as follows:

          (a) at any time on or prior to the Closing Date, by mutual written consent of the Company, Parent and the Investors; or

          (b) at the election of the Company, Parent or the Investors by written notice to the other parties hereto after 5:00 p.m., New York City time on May 31, 2000, if the transactions contemplated by this Agreement shall not have been consummated pursuant hereto, unless such date is extended by the mutual written consent of the Company, Parent and the Investors; or

          (c) at the election of the Investors, if the Reorganization Agreement shall have been terminated by any of the parties to such agreement or shall have terminated in accordance with its terms.

          If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 9.2.
                                                       -----------

     Section 9.2.  Survival.
                   --------

          If this Agreement is terminated and the transactions contemplated hereby are not consummated as described above, this Agreement shall become void and of no further force and effect with no liability on the part of any party hereto or its respective directors, officers, stockholders, partners or members, except that nothing herein shall relieve any party from liability for any breach of this Agreement.

                                   ARTICLE X
                                INDEMNIFICATION

     Section 10.1.  Indemnification.
                    ---------------

          Except as otherwise provided in this Article X, the Company and Parent
                                               ---------
jointly and severally agree to indemnify, defend and hold harmless each of the Investors and their Affiliates and their respective officers, directors, agents, employees, advisors, subsidiaries, members, partners and controlling persons (each, an "Indemnified Party") to the fullest extent
           -----------------
permitted by law from and against any and all Losses (as hereinafter defined) resulting from, arising out of or relating to any inaccuracy or breach of any representation, warranty, covenant or agreement by the Company or Parent, as the case may be, in this Agreement, the Registration Rights Agreement or Warrant, provided, however, that if and to the extent that such indemnification is
--------  -------
unenforceable for any reason, then the Company or Parent shall make the maximum contribution to the payment and satisfaction of such Losses which shall be permissible under applicable laws. "Losses" means all losses, claims (including any claim by a third party), damages, deficiencies, judgments, assessments, fines, settlements, expenses (including reasonable fees, disbursements and other charges of counsel incurred by the Indemnified Party in any action between the Company and/or Parent and the Indemnified Party or between the Indemnified Party and any third party or otherwise) or other liabilities.

     Section 10.2.  Notification.
                    ------------

          Each Indemnified Party under this Article X will, promptly after the
                                            ---------
receipt of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Company or Parent under this Article X, notify the
                                                    ---------
Company and Parent in writing of the commencement thereof. The failure of any Indemnified Party to so notify the Company or Parent of any such action shall not relieve the Company or Parent from any liability which either the Company or Parent may have to such Indemnified Party, except to the extent the Company or Parent is materially prejudiced by such failure and then only to the extent of such prejudice. In case any such action, claim or other proceeding shall be brought against any Indemnified Party and it shall notify the Company and Parent of the commencement thereof, the Company or Parent shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, however, that any
                                              --------  -------
Indemnified Party may, at its own expense, retain separate counsel to participate in such defense at its own expense. Notwithstanding the foregoing, in any action, claim or proceeding in which the Company and Parent, on the one hand, and an Indemnified Party, on the other hand, are, or are reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the expense of the Company and Parent and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Company and/or Parent, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable. Each of the Company and Parent agrees that it will not, without the prior written consent of the Investors, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Investors and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding and imposes no obligations upon such Indemnified Party. Neither the Company nor Parent shall be liable for any settlement of any claim, action or proceeding effected against an Indemnified Party without its written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, nothing in this Article X shall restrict or limit any rights
                                ---------
that any Indemnified Party may have to seek equitable relief.

     Section 10.3.  Registration Rights Agreement.
                    -----------------------------

          Notwithstanding anything to the contrary contained in this Article X,
                                                                     ---------
the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim made with respect to registration statements filed pursuant thereto or sales made thereunder.

                                  ARTICLE XI
                                 MISCELLANEOUS

     Section 11.1.  Public Announcements.
                    --------------------

          The parties hereto will consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement, the Investors or any of their respective Affiliates and shall not issue any such press release or make any such public statement prior to such consultation or as to which the other party promptly and reasonably objects, except as may be required by law in the written opinion of such party's counsel or by obligations pursuant to any listing agreement with any national securities exchange or inter-dealer quotation system, in which case the party proposing to issue such press release or make such public announcement shall use its best efforts to provide in good faith the other parties the reasonable opportunity to comment on such press release or announcement before issuing any such press release or making any such public announcements.

     Section 11.2.  Confidentiality.
                    ---------------

          (a) Each party hereto will hold, and will use its best efforts to cause its officers, members, partners, directors, employees, accountants, counsel, consultants, advisors, affiliates (as such term is defined herein or is used in Rule 12b-2 under the Exchange Act) and representatives (collectively, the "Representatives"), to hold, in confidence all confidential documents and
     ---------------
information concerning the other parties hereto furnished to such party in connection with the transactions contemplated by this Agreement, including, without limitation, all analyses, compilations, studies or records prepared by the party receiving the information or by such party's Representatives, that contain or otherwise reflect or are generated from such information (collectively, the "Confidential Material"). The party furnishing any
                    ---------------------
Confidential Material is herein referred to as the "Delivering Company" and the party receiving any Confidential Material is herein referred to as the "Receiving Company."

          (b) The Receiving Company agrees that the Confidential Material will not be used other than for the purpose of the transaction contemplated by this Agreement, and that such information will be kept confidential by the Receiving Company and its Representatives; provided, however, that (i) any of such information may be disclosed to the Representatives who need to know such information for the purpose described above (it being understood that (a) each such Representative shall be informed by the Receiving Company of the confidential nature of such information, shall be directed by the Receiving Company to treat such information confidentially and not to use it other than for the purpose described above and shall agree to be bound by the terms of this
Section 11.2 and (b) in any event, the Receiving Company shall be responsible
------------
for any breach of this Agreement by any of its Representatives), and (ii) any other disclosure of such information may be made if the Delivering Company has, in advance, consented to such disclosure in writing. The Receiving Company will make all reasonable, necessary and appropriate efforts to safeguard the Confidential Material from disclosure to anyone other than as permitted hereby.

          (c) Notwithstanding the foregoing, if the Receiving Company or any of its Representatives is requested or required (by oral question or request for information or documents in legal proceedings, interrogatories, subpoena, civil investigative demand or similar process) to disclose any Confidential Material, the Receiving Company will promptly notify the Delivering Company of such request or requirement so that the Delivering Company may seek an appropriate protective order and/or waive the Receiving Company's compliance with the provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, the Receiving Company or any of its Representatives is nonetheless, in the reasonable written opinion of the Receiving Company's counsel, compelled to disclose Confidential Material to any tribunal, the Receiving Company or such Representative, after notice to the Delivering Company, may disclose such information to such tribunal. The Receiving Party shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Material so disclosed. The Receiving Company or such Representative shall not be liable for the disclosure of Confidential Material hereunder to a tribunal compelling such disclosure unless such disclosure to such tribunal was caused by or resulted from a previous disclosure by the Receiving Company or any of its Representatives not permitted by this Agreement.

          (d) This Section 11.2 shall be inoperative as to particular portions
                   ------------
of the Confidential Material if such information (i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Company or its Representatives, (ii) was available to the Receiving Company on a non-confidential basis prior to its disclosure to the Receiving Company by the Delivering Company or the Delivering Company's Representatives as demonstrated by documents of the Receiving Company, or (iii) becomes available to the Receiving Company on a non-confidential basis from a source other than the Delivering Company or the Delivering Company's Representatives, provided that such source is not known by the Receiving Company, after reasonable inquiry, to be bound by a confidentiality agreement with the Delivering Company or the Delivering Company's Representatives and is not otherwise prohibited from transmitting the information to the Receiving Company by a contractual, legal or fiduciary obligation. The fact that information included in the Confidential Material is or becomes otherwise available to the Receiving Company or its Representatives under clauses (i) through (iii) above shall not relieve the Receiving Company or its Representatives of the prohibitions of the confidentiality provisions of this Section 11.2 with respect to the balance of
                                   ------------
the Confidential Material.

          (e) If this Agreement is terminated, each party hereto will, and will use its best efforts to cause its officers, directors, members, partners, employees, accountants, counsel, consultants, advisors and agents to destroy or deliver to the party from whom such Confidential Material was obtained, upon request, all documents and other materials, and all copies thereof, obtained by such party or on its behalf from any such other parties in connection with this Agreement that are subject to such confidence.

     Section 11.3.  Survival of Representations, Warranties and Covenants.
                    -----------------------------------------------------

          The representations and warranties, covenants and agreements contained herein shall survive until the date that is 30 days after the receipt by the Investors of audited consolidated financial statements of Parent for the fiscal year ending December 31, 2000 (or, if such fiscal year changes and no such audited consolidated financial statements are available, then the first fiscal year ending after December 31, 2000), except for Section 4.4, which representations and warranties shall survive without any expiration, and Section 4.18, which representations and warranties shall survive until two years following the date hereof. The agreements set forth in Article XI shall survive
                                                        ----------
termination of this Agreement.

     Section 11.4.  Successors and Assigns.
                    ----------------------

          The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. None of the parties hereto may assign any of its rights under this Agreement to any of its Affiliates without the written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that an Investor may assign its entire rights hereunder to a single assignee who is both an Affiliate of such Investor and a QIB. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

     Section 11.5.  Governing Law.
                    -------------

          This Agreement shall be governed by and construed under the internal laws of the Commonwealth of Virginia as applied to agreements among Virginia residents entered into and to be performed entirely within Virginia, without reference to principles of conflict of laws or choice of laws.

     Section 11.6.  Counterparts.
                    ------------

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 11.7.  Headings.
                    --------

          The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

     Section 11.8.  Notices.
                    -------

          Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing or by facsimile and shall be deemed effectively given upon personal delivery to the party to be notified or one day after deposit with a national overnight delivery service or three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid in the case of the Investors to the address or facsimile number set forth under such Investor's name on Exhibit A attached hereto or, in the
                                        ---------
case of the Company or Parent, to 800 East Leigh Street, Richmond, Virginia 23219, facsimile number (804) 828-6894, or at such other address as such party may designate by giving ten (10) days advance written notice to the other parties.

     Section 11.9.  No Finder's Fees.
                    ----------------

          Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible.
The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     Section 11.10. Costs, Expenses.
                    ---------------

          Each party shall pay its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby; provided, however, in the event the transactions contemplated herein are consummated the Company shall reimburse the Investors for the legal fees and expenses of one law firm representing all such Investors subject to a maximum liability to the Company of $50,000.

     Section 11.11. Amendments and Waivers.
                    ----------------------

          (a) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors holding or who have agreed to purchase not less than fifty percent (50%) of the Shares and Warrants. Any amendment or waiver effected in accordance with this Section shall be binding upon the Investors, each future holder of such securities, and the Company.

          (b) No failure or delay on the part of the Company, Parent or the Investors in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     Section 11.12. Severability.
                    ------------

          If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms unless the provisions held unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     Section 11.13. Entire Agreement.
                    ----------------

          This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

     Section 11.14. Further Assurances.
                    ------------------

          From and after the date of this Agreement, upon the request of any Investor, the Company or Parent, the Company, Parent and such Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE PARENT:                         INSMED, INC.,
----------                          a Virginia corporation



                                    By:  ______________________________________
                                         Geoffrey Allan, Ph.D.
                                         President and Chief Executive Officer


THE COMPANY:                        INSMED PHARMACEUTICALS, INC.,
-----------                         a Virginia corporation



                                    By:  ______________________________________
                                         Geoffrey Allan, Ph.D.
                                         President and Chief Executive Officer


                                    VERON INTERNATIONAL LTD.

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    VECTOR LATER-STAGE EQUITY FUND II (QP), L.P.

                                    By:  VECTOR FUND MANAGEMENT II, L.L.C.
                                    Its: General Partner

                                    By:  ______________________________________
                                         Name: Barclay A. Phillips
                                         Its:  Managing Director


                                    VECTOR LATER-STAGE EQUITY FUND II, L.P.

                                    By:  ______________________________________
                                         Name: Barclay A. Phillips
                                         Its:  Managing Director


                                    CADUCEUS CAPITAL TRUST

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    CADUCEUS CAPITAL II, L.P.

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    PAINE WEBBER EUCALYPTUS FUND

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    T. ROWE PRICE HEALTH SCIENCES FUND, INC.

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    GREENLINE HEALTH SCIENCES FUND

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    CLSP, L.P.

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    CLSP-SBS I, L.P.

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    CLSP-SBS II, L.P.

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    QUANTUM PARTNERS, LDC

                                    By:  ______________________________________
                                         Name:
                                         Title:


                                    PEQUOT PARTNERS FUND, L.P.

                                    By:  PEQUOT CAPITAL MANAGEMENT, INC.
                                    Its: Investment Manager


                                    By:  ______________________________________
                                         Name
                                         Title:


                                    PEQUOT INTERNATIONAL FUND, INC.

                                    By:  PEQUOT CAPITAL MANAGEMENT, INC.
                                    Its: Investment Advisor


                                    By:  ______________________________________
                                         Name
                                         Title: